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                                                                    EXHIBIT 99.5

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                               OCEAN ENERGY, INC.,
                             A DELAWARE CORPORATION,
                            AS SUCCESSOR BY MERGER TO
                               OCEAN ENERGY, INC.
                              A TEXAS CORPORATION,
                            AS SUCCESSOR BY MERGER TO
                               OCEAN ENERGY, INC.
                             A DELAWARE CORPORATION
                                   AS ISSUER,

                               OCEAN ENERGY, INC.,
                            A LOUISIANA CORPORATION,
                            AS SUBSIDIARY GUARANTOR,

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                                   AS TRUSTEE

                              --------------------

                          THIRD SUPPLEMENTAL INDENTURE

                             DATED AS OF MAY 9, 2001

                                       TO

                                    INDENTURE

                            DATED AS OF JULY 2, 1997

                              --------------------

                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2007





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                          THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation (the "COMPANY"), as successor by merger to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation ("OLD OCEAN"), Ocean Energy, Inc., a Louisiana corporation and wholly-owned subsidiary of the Company ("OEI SUB"), as subsidiary guarantor, and State Street Bank and Trust Company, as trustee (the "TRUSTEE").

                                    RECITALS

         WHEREAS, under the terms of the Agreement and Plan of Merger, dated as of November 24, 1998, as amended by Amendment No. 1 thereto, dated as of December 9, 1998 and between Ocean Energy, Inc., a Delaware corporation ("OLD OEI") and Old Ocean, Old OEI merged with and into Old Ocean, with Old Ocean as the surviving entity, and changing its name from "Seagull Energy Corporation" to "Ocean Energy, Inc.;" and

         WHEREAS, Old OEI, as issuer, and OEI Sub, as subsidiary guarantor, executed and delivered to the Trustee an Indenture, dated as of July 2, 1997, as supplemented by the First Supplemental Indenture, dated as of March 27, 1998, by and among Old OEI, OEI Sub and the Trustee (as so supplemented, the "INDENTURE"), providing for the issuance of an aggregate principal amount of $200,000,000 of 8 7/8% Senior Subordinated Notes due 2007; and

         WHEREAS, Old Ocean, as successor by merger to Old OEI, and OEI Sub, as subsidiary guarantor, executed and delivered a Second Supplemental Indenture, dated as of March 30, 1999 (the "SECOND SUPPLEMENTAL INDENTURE;" together with the Indenture, the "INDENTURE"), to the Trustee, providing for the assumption of Old OEI's covenants and obligations under the Indenture by Old Ocean and the confirmation of the Subsidiary Guarantee by OEI Sub; and

         WHEREAS, under the terms of the Agreement and Plan of Merger, dated as of March 30, 2001, by and between Old Ocean and the Company, Old Ocean has merged with and into the Company, with the Company as the surviving entity (the "MERGER"); and

         WHEREAS, in connection with the Merger, the Company wishes to assume all of the obligations of Old Ocean under the Indenture, as required under
Section 8.1(a) thereof; and

         WHEREAS, under Section 8.1(e) of the Indenture, OEI Sub is, upon the occurrence of the Merger, required to execute a supplemental indenture confirming that its Subsidiary Guarantee shall apply to the obligations of the Company under the Indenture and the Securities; and

         WHEREAS, under Section 9.1(a) of the Indenture, the Company, the Subsidiary Guarantors and the Trustee may enter into one or more supplemental indentures without the consent of any Holders to evidence the succession of another Person to Old Ocean and the assumption by any such successor of Old Ocean's covenants contained in the Indenture and in the Securities.
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         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, OEI Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

         1. Definitions. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereby" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. Assumption by the Company. The Company hereby (i) expressly assumes all the obligations of Old Ocean for the due and punctual payment of the principal of (and premium, if any, on) and interest on the Securities and the performance and observance of every covenant of the Indenture on the part of Old Ocean to be performed or observed, and (ii) succeeds to, and becomes substituted for, and may exercise every right and power of, Old Ocean under the Indenture with the same effect as if the Company had originally been named as the issuer of the Securities under the Indenture.

         3. Confirmation of Guarantee by OEI Sub. OEI Sub hereby expressly confirms that, after consummation of the Merger, its Subsidiary Guarantee set forth in Article XIII of the Indenture and in a notation to the Securities shall apply to the obligations of the Company set forth in the Indenture and the Securities. Such Subsidiary Guarantee includes, without limitation, (i) the full and prompt performance of the Company's obligations under the Indenture and the Securities, and (ii) the prompt payment in full of the principal of (premium, if any, on) and interest on the Securities when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee under the Indenture or under the Securities, all in accordance with the terms of the Indenture and the Securities.

         4. Change of Corporate Name. Any and all references in the Indenture and the Securities to Old OEI, or Old Ocean or the "Company," will be deemed henceforth to refer to Ocean Energy, Inc., a Delaware corporation.

         5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. This Supplemental Indenture forms a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby. All prior designations by Old Ocean of "Restricted Subsidiaries," "Subsidiary Guarantors," or "Unrestricted Subsidiaries" or other designations shall continue in effect until changed by the Company in accordance with the Indenture as modified by this Supplemental Indenture.

         6. Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE



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STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         8. Counterparts. The parties may sign any number of copies or counterparts of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

         9. Effect of Headings. The Section headings herein are for convenience only and will not affect the construction thereof.




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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                   OCEAN ENERGY, INC., a Delaware corporation


                                   By:      /s/ Stephen A. Thorington
                                         ---------------------------------------
                                         Stephen A. Thorington,
                                         Senior Vice President - Finance,
                                         Treasury & Corporate Development



                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Trustee


                                   By:      /s/ Elizabeth C. Hammer
                                         ---------------------------------------
                                         Name:  Elizabeth C. Hammer


                                   SUBSIDIARY GUARANTOR:

                                   OCEAN ENERGY, INC., a Louisiana corporation


                                   By:      /s/ William L. Transier
                                         ---------------------------------------
                                         Name:  William L. Transier
                                         Title: Executive Vice President and
                                                Chief Financial Officer




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